UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
June 30, 2022
T. ROWE PRICE
TCHP	Blue Chip Growth ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE BLUE CHIP GROWTH ETF

HIGHLIGHTS
■	The Blue Chip Growth ETF generated a negative absolute return in the six-month period ended June 30, 2022. The fund underperformed its benchmark, the S&P 500 Index, and also lagged the style-specific Russell 1000 Growth Index. The fund also trailed its peer group, the Lipper Large-Cap Growth Funds Index.
■	Markets suffered their worst first half in decades as inflation fears drove equities downward with a high degree of correlation, which is an unfavorable environment for us as stock pickers. Many of our high-conviction ideas found themselves down significantly at the midway point of the year as bearish sentiment and indiscriminate selling caused a disconnect between share prices and fundamentals in some cases.
■	The fund’s top sector allocations are in information technology, consumer discretionary, and communication services—areas that we believe offer the most fertile ground for innovation and growth.
■	Amid macroeconomic uncertainty, we take comfort knowing that we own high-quality businesses—some that should provide defense if markets continue to skid and others that we believe have significant potential to outperform once inflation concerns are in the rear view.
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T. ROWE PRICE BLUE CHIP GROWTH ETF

Market Commentary
Dear Shareholder
Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.
After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.
Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.
Within the S& P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.
Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.
In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central

T. ROWE PRICE BLUE CHIP GROWTH ETF

bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.
Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.
The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.
Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE BLUE CHIP GROWTH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth. Income is a secondary objective.
FUND COMMENTARY
How did the fund perform in the past six months?
The Blue Chip Growth ETF returned -33.69% (based on net asset value) and -33.75% (at market price) in the six-month period ended June 30, 2022. The fund underperformed its benchmark, the S&P 500 Index, and also lagged the style-specific Russell 1000 Growth Index. The fund also trailed its peer group, the Lipper Large-Cap Growth Funds Index. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Markets suffered their worst first half in decades as inflation fears drove equities
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/22	Total Return

Blue Chip Growth ETF (Based on Net Asset Value)	-33.69%
Blue Chip Growth ETF (At Market Price)*	-33.75
S&P 500 Index	-19.96
Lipper Large-Cap Growth Funds Index	-30.93
Russell 1000 Growth Index	-28.07
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE BLUE CHIP GROWTH ETF

downward with a high degree of correlation, which is an unfavorable environment for us as stock pickers. Many of our high-conviction ideas found themselves down significantly at the midway point of the year as bearish sentiment and indiscriminate selling caused a disconnect between share prices and fundamentals in some cases.
In the communication services sector, several of our ad-dependent media holdings suffered. Shares of Meta Platforms sold off sharply after management revealed that the impact from Apple’s iOS privacy changes was more severe than expected. While we have confidence in the company’s mitigation efforts, Meta’s advanced, hyper-optimized advertising solutions mean that the company faces a deeper reset than others as it designs workarounds to restore the signal loss. Shares of Snap Inc. plunged after management signaled a significant drop in advertising demand with macro headwinds putting downward pressure on advertiser budgets. Idiosyncratic headwinds plagued other holdings within the sector. Shares of Sea traded lower in response to disappointing guidance around the gaming business, which has been impacted by the fading of pandemic tailwinds and India’s prohibition on the company’s most popular title due to Chinese investment. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
The consumer discretionary sector was another source of weakness. Amazon.com, one of the portfolio’s largest holdings, was a significant detractor. Despite continued strength from the company’s cloud business, shares of Amazon.com traded lower as inflation headwinds to logistics and over-aggressive investments in capacity to meet pandemic-level demand weighed on near-term profitability. Shares of Carvana traded lower amid a challenging backdrop that included affordability concerns for consumers and negative sentiment around a capital raise and cost-cutting measures.
Information technology names were a particular target of investors concerned about an accelerated pace of interest rate hikes by the Federal Reserve, which lessens the value of future cash flows. Shares of Microsoft dropped amid a broader pullback in technology names due to the Fed’s aggressive playbook on interest rates. The stock also suffered after the company cut its fourth-quarter guidance due to the expected impact of a strong U.S. dollar; the company generates a significant share of its revenue from countries that have seen their currency depreciate against the dollar. Shares of Apple tumbled after consumer spending data showed a decline in the sale of its hardware products for the month of May. Investors also feared a potential slowdown in discretionary and luxury spending that would take place during a recessionary environment.

T. ROWE PRICE BLUE CHIP GROWTH ETF

How is the fund positioned?
Information technology remains our largest sector allocation. We were net sellers in the sector during the period, although we did find select pockets of opportunity. We sold out of our position in Fiserv on reduced risk/reward. The stock continued to suffer from negative sentiment regarding the potential disruption of the fintech space by new competitors. We also eliminated our position in Zoom Video Communications due to our diminished conviction in the medium-term growth outlook as lingering effects related to the reopening of the economy have negatively impacted earnings. Most of our significant purchases within the sector were focused on software names. We added to Bill.Com Holdings following a blowout earnings report highlighted by a stunning 197% year-over-year revenue growth figure, which was largely attributed to post-deal synergies in the wake of the company’s acquisition of Divvy in June 2021. We also purchased shares of enterprise software company Atlassian. We like the company’s strong management team, impressive product portfolio, and large opportunity set. We also appreciate the long growth runway Atlassian has as it benefits from emerging software development trends, cloud migration, and a low-cost flywheel sales model.
Consumer discretionary represented our largest source of purchasing activity during the first half of the year. As a result, the sector has grown into the fund’s second-largest weighting. Much of our trading activity within the sector was focused on revamping our exposure to electric vehicles (EVs). We added heavily to our position in Tesla, taking our position to a material overweight, reflecting an incrementally more constructive view as the leader in EVs has demonstrated its ability to ramp up production, even amid global supply chain disruptions, to meet increasing demand. We also purchased shares of Carvana, which continues to grow and take market share, despite near-term headwinds, while at the same time making accretive infrastructure acquisitions that enhance inventory selection, propel faster delivery times, and lower unit costs. We believe that Carvana will leverage its online retail platform and vertically integrated supply chain to disrupt and gain share of a highly fragmented used car market as it provides customers with a superior value proposition based on price and convenience. To fund these purchases, we sold shares of Rivian Automotive. The company’s production expansion proved more challenging than initially anticipated. Given supply constraints, inflationary pressure weighed on unit economics, and elevated cash burn added some risk to the production ramp timeline.
The third-largest sector weight is communication services, where we lean toward leaders in the secular shift to digital advertising, including Meta Platforms and Alphabet. We took down our exposure to these names in light of app tracking

T. ROWE PRICE BLUE CHIP GROWTH ETF

transparency headwinds, which caused a signal loss for advertisers. We also sold shares of Netflix following the release of first-quarter earnings early in the period, which revealed that the streaming service’s global subscribership declined quarter over quarter for the first time in almost a decade. Management’s guidance of 2 million subscriber losses in the second quarter also contributed to the sell-off. Going forward, we will be closely monitoring the company’s trajectory of growth.
What is portfolio management’s outlook?
In the near term, we are expecting a bumpy ride until the Federal Reserve gets inflation under control. With interest rates rising, continued earnings gains will be needed to support positive returns, but higher wages and input costs, along with softer demand in some end markets, could pressure margins for many companies in the coming months. If we do find ourselves in a short-lived
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/21	6/30/22
Information Technology	42.6%	43.8%
Consumer Discretionary	19.6	19.2
Communication Services	23.0	17.5
Health Care	9.9	13.5
Financials	2.7	3.4
Industrials and Business Services	1.4	1.2
Materials	0.3	0.8
Real Estate	0.1	0.1
Consumer Staples	0.0	0.0
Utilities	0.0	0.0
Energy	0.0	0.0
Other and Reserves	0.4	0.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE BLUE CHIP GROWTH ETF

recession because of aggressive Fed actions, that would not necessarily be a bad outcome over the long term since it would provide a hard reset and a better setup for many of our holdings with higher torque to subsequently outperform on the way up. In the meantime, we take comfort knowing that we own high-quality businesses—some that should provide defense if markets continue to skid and others that we believe have significant potential to outperform once inflation concerns are in the rear view.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE BLUE CHIP GROWTH ETF

RISKS OF STOCK INVESTING
The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.
RISKS OF GROWTH INVESTING
Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is/are a trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this

T. ROWE PRICE BLUE CHIP GROWTH ETF

communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
Note: The S& P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE BLUE CHIP GROWTH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/22
Microsoft	13.1%
Alphabet	11.6
Amazon.com	9.6
Apple	9.2
UnitedHealth Group	4.4
Tesla	4.2
Visa	3.2
Meta Platforms	3.2
ServiceNow	2.6
NVIDIA	2.6
MasterCard	2.4
Eli Lilly and Co.	2.0
Intuit	1.7
Intuitive Surgical	1.4
Danaher	1.4
Synopsys	1.3
Goldman Sachs	1.1
Dollar General	1.1
Advanced Micro Devices	1.0
Humana	0.9
Chipotle Mexican Grill	0.9
Thermo Fisher Scientific	0.8
ASML Holding	0.8
Stryker	0.8
Sea	0.7
Total	82.0%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE BLUE CHIP GROWTH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Blue Chip Growth ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE BLUE CHIP GROWTH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 6/30/22	One Year	Since Inception 8/4/20
Blue Chip Growth ETF (Based on Net Asset Value)	-30.38%	-6.50%
Blue Chip Growth ETF (At Market Price)	-30.50	-6.55
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Blue Chip Growth ETF	0.57%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE BLUE CHIP GROWTH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BLUE CHIP GROWTH ETF

FUND EXPENSE EXAMPLE (continued)
Blue Chip Growth ETF
	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 to 6/30/22
Actual	$1,000.00	$663.10	$2.35
Hypothetical (assumes 5% return before expenses)	1,000.00	1,021.97	2.86

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.57%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	Year Ended	8/4/20(1) Through
	6/30/22	12/31/21	12/31/20
NET ASSET VALUE
Beginning of period	$ 33.16	$ 28.07	$ 25.00
Investment activities
Net investment loss(2) (3)	(0.02)	(0.08)	(0.02)
Net realized and unrealized gain/loss	(11.15)	5.18	3.09
Total from investment activities	(11.17)	5.10	3.07
Distributions
Net realized gain	-	(0.01)	-
NET ASSET VALUE
End of period	$ 21.99	$ 33.16	$ 28.07
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(33.69)%	18.16%	12.28%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.57%(5)	0.57%	0.57%(5)
Net expenses after waivers/payments by Price Associates	0.57%(5)	0.57%	0.57%(5)
Net investment loss	(0.16)%(5)	(0.25)%	(0.17)%(5)
Portfolio turnover rate(6)	7.4%	51.7%	21.0%
Net assets, end of period (in thousands)	$ 221,211	$ 271,879	$ 65,833

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

June 30, 2022 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.4%
COMMUNICATION SERVICES 17.4%
Entertainment 1.6%
Netflix (1)	4,810	841
Sea, ADR (1)	25,136	1,681
Spotify Technology (1)	4,269	401
Walt Disney (1)	7,801	736
		3,659
Interactive Media & Services 15.5%
Alphabet, Class A (1)	1,389	3,027
Alphabet, Class C (1)	10,336	22,610
Meta Platforms, Class A (1)	43,560	7,024
Pinterest, Class A (1)	21,063	383
Snap, Class A (1)	87,926	1,154
		34,198
Wireless Telecommunication Services 0.3%
T-Mobile US (1)	5,428	730
		730
Total Communication Services		38,587
CONSUMER DISCRETIONARY 19.2%
Automobiles 4.2%
Rivian Automotive, Class A (1)	1,899	49
Tesla (1)	13,781	9,280
		9,329
Hotels Restaurants & Leisure 1.4%
Booking Holdings (1)	654	1,144
Chipotle Mexican Grill (1)	1,459	1,907
Starbucks	675	52
		3,103

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Internet & Direct Marketing Retail 10.1%
Amazon.com (1)	200,420	21,287
DoorDash, Class A (1)	17,540	1,125
		22,412
Multiline Retail 1.1%
Dollar General	9,650	2,368
		2,368
Specialty Retail 1.1%
Carvana (1)	18,440	416
Ross Stores	21,253	1,493
TJX	8,092	452
		2,361
Textiles, Apparel & Luxury Goods 1.3%
Lululemon Athletica (1)	4,868	1,327
NIKE, Class B	16,347	1,671
		2,998
Total Consumer Discretionary		42,571
FINANCIALS 3.4%
Capital Markets 2.5%
Charles Schwab	20,886	1,320
Goldman Sachs Group	8,137	2,417
MSCI	674	278
S&P Global	4,265	1,437
		5,452
Insurance 0.9%
Chubb	4,725	929
Marsh & McLennan	6,575	1,020
		1,949
Total Financials		7,401

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
HEALTH CARE 13.5%
Health Care Equipment & Supplies 2.6%
Align Technology (1)	1,409	333
Intuitive Surgical (1)	15,432	3,097
Stryker	8,772	1,745
Teleflex	2,288	563
		5,738
Health Care Providers & Services 5.3%
HCA Healthcare	60	10
Humana	4,101	1,920
UnitedHealth Group	19,028	9,773
		11,703
Health Care Technology 0.3%
Veeva Systems, Class A (1)	3,673	728
		728
Life Sciences Tools & Services 2.2%
Danaher	11,979	3,037
Thermo Fisher Scientific	3,326	1,807
		4,844
Pharmaceuticals 3.1%
AstraZeneca, ADR	12,487	825
Eli Lilly	13,685	4,437
Zoetis	8,715	1,498
		6,760
Total Health Care		29,773
INDUSTRIALS & BUSINESS SERVICES 1.2%
Commercial Services & Supplies 0.1%
Cintas	943	352
		352

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Industrial Conglomerates 0.9%
General Electric	9,399	599
Roper Technologies	3,365	1,328
		1,927
Professional Services 0.2%
TransUnion	4,954	396
		396
Total Industrials & Business Services		2,675
INFORMATION TECHNOLOGY 43.8%
Electronic Equipment, Instruments & Components 0.2%
TE Connectivity	4,006	453
		453
IT Services 7.4%
Affirm Holdings (1)	10,314	186
Block, Class A (1)	11,727	721
Mastercard, Class A	17,040	5,376
MongoDB (1)	4,341	1,127
PayPal Holdings (1)	7,336	512
Shopify, Class A (1)	25,000	781
Snowflake (1)	3,188	443
Twilio, Class A (1)	304	25
Visa, Class A	36,267	7,141
		16,312
Semiconductors & Semiconductor Equipment 6.0%
Advanced Micro Devices (1)	29,239	2,236
ASML Holding NV	3,679	1,751
Marvell Technology	18,579	809
Monolithic Power Systems	2,389	917
NVIDIA	37,776	5,726
Taiwan Semiconductor Manufacturing, ADR	9,017	737

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
Texas Instruments	7,657	1,177
		13,353
Software 21.0%
Atlassian, Class A (1)	6,319	1,184
Bill.Com Holdings (1)	8,147	896
Confluent, Class A (1)	10,475	244
Crowdstrike Holdings, Class A (1)	1,731	292
Datadog, Class A (1)	4,971	473
DocuSign (1)	60	4
Fortinet (1)	29,170	1,650
HashiCorp, Class A (1)	2,284	67
Intuit	10,038	3,869
Microsoft	112,644	28,930
Paycom Software (1)	672	188
ServiceNow (1)	12,053	5,732
Synopsys (1)	9,480	2,879
		46,408
Technology Hardware, Storage & Peripherals 9.2%
Apple	149,201	20,399
		20,399
Total Information Technology		96,925
MATERIALS 0.8%
Chemicals 0.8%
Linde	3,713	1,067
Sherwin-Williams	3,527	790
Total Materials		1,857

T. ROWE PRICE BLUE CHIP GROWTH ETF

	Shares	$ Value
(Cost and value in $000s)
REAL ESTATE 0.1%
Real Estate Management & Development 0.1%
Opendoor Technologies, Class A (1)	48,495	228
Total Real Estate		228
Total Common Stocks (Cost $281,237)		220,017
SHORT-TERM INVESTMENTS 0.9%
Money Market Funds 0.9%
State Street Institutional U.S. Government Money Market Fund, 1.43% (2)	1,942,065	1,942
Total Short-Term Investments (Cost $1,942)		1,942
Total Investments in Securities 100.3% of Net Assets (Cost $283,179)		$221,959

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

June 30, 2022 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $283,179)	$221,959
Receivable for shares sold	1,565
Dividends receivable	33
Other assets	2
Total assets	223,559
Liabilities
Payable for investment securities purchased	2,241
Investment management and administrative fees payable	106
Other liabilities	1
Total liabilities	2,348
NET ASSETS	$221,211
Net assets consists of:
Total distributable earnings (loss)	$(73,675)
Paid-in capital applicable to 10,060,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	294,886
NET ASSETS	$221,211
NET ASSET VALUE PER SHARE	$21.99
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/22
Investment Income (Loss)
Dividend income (net of foreign taxes of $4)	$502
Investment management and administrative expense	691
Net investment loss	(189)
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(12,877)
In-kind redemptions	4,417
Net realized loss	(8,460)
Change in net unrealized gain / loss on securities	(93,850)
Net realized and unrealized gain / loss	(102,310)
DECREASE IN NET ASSETS FROM OPERATIONS	$(102,499)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/22	Year Ended 12/31/21
Increase (decrease) in Net Assets
Operations
Net investment loss	$(189)	$(412)
Net realized loss	(8,460)	(3,457)
Change in net unrealized gain / loss	(93,850)	28,182
Increase (decrease) in net assets from operations	(102,499)	24,313
Distributions to shareholders
Net earnings	—	(50)
Capital share transactions*
Shares sold	104,094	181,783
Shares redeemed	(52,263)	—
Increase in net assets from capital share transactions	51,831	181,783
Net Assets
Increase (decrease) during period	(50,668)	206,046
Beginning of period	271,879	65,833
End of period	$221,211	$271,879
*Share information
Shares sold	3,870	5,855
Shares redeemed	(2,010)	—
Increase in shares outstanding	1,860	5,855
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital growth. Income is a secondary objective.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are

T. ROWE PRICE BLUE CHIP GROWTH ETF

recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board

T. ROWE PRICE BLUE CHIP GROWTH ETF

of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE BLUE CHIP GROWTH ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE BLUE CHIP GROWTH ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $18,471,000 and $18,501,000, respectively, for the six months ended June 30, 2022. Portfolio securities received or delivered through in-kind transactions aggregated $103,551,000 and $52,030,900, respectively, for the six months ended June 30, 2022.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2022, the cost of investments for federal income tax purposes was $283,556,000. Net unrealized loss aggregated $61,597,000 at period-end, of which $2,904,000 related to appreciated investments and $64,500,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.57% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 6% of the fund’s net assets.

T. ROWE PRICE BLUE CHIP GROWTH ETF

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or acccounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2022, this reimbursement amounted to $1,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE BLUE CHIP GROWTH ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through June 30, 2022, and compared these returns with the performance of a peer group of funds with similar

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.
On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price mutual funds and ETFs. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds. Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the second quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

T. ROWE PRICE BLUE CHIP GROWTH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202208-2170966
T. Rowe Price Investment Services, Inc.
ETF785-051 8/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022